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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2001

                              SPHERION CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                            0-23198                            36-3536544
 ---------------------------------    --------------------------------  ------------------------------------
    (State or other jurisdiction                (Commission                       (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)

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                             2050 Spectrum Boulevard
                         Fort Lauderdale, Florida 33309
     ----------------------------------------------------------------------
          (Address, including zip code, of Principal Executive Offices)

       Registrant's telephone number, including area code: (954) 938-7600

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)




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ITEM 5.  OTHER EVENTS.

                  On April 10, 2001, Spherion Corporation, a Delaware corporation (NYSE:SFN) (the "Company"), issued a press release announcing the appointment of Cinda A. Hallman, a director of the Company, as President and Chief Executive Officer and Steven S. Elbaum, also a director of the Company, as Chairman of the Board.

                  The full text of the press release issued by the Company on April 10, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

EXHIBIT NO.     DOCUMENT
-----------     --------

99.1            Press Release dated April 10, 2001.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SPHERION CORPORATION

Date:    April 10, 2001                     By:  /s/ ROY KRAUSE
                                                 ---------------------------
                                                 Executive Vice President &
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT      DOCUMENT
-------      --------

99.1         Press Release dated April 10, 2001.










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